SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 1999


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-21391                95-4699061
  (State or Other Jurisdiction     (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)


                         21700 Oxnard Street, Suite 1550
                            Woodland Hills, CA 91367
                    (Address of Principal Executive Offices)

                                 (818) 593-2282
                         (Registrant's Telephone Number)

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ITEM 5.  OTHER EVENTS

     Reference is made to Registrant's press release issued on February 4, 1999, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 5, 1999                                 TURBODYNE TECHNOLOGIES INC.



                                        By:  /S/ Khal A. Kader
                                             -----------------------------------
                                             Khal A. Kader

                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibits                                                            Page Number
--------                                                            -----------

99.1        Press Release dated February 4, 1999.


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